Exhibit 24.1
POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable Vulcan Materials Company to comply with the Securities Exchange Act of 1933, as amended, and any rules or regulations or requirements of the Securities Exchange Commission in connection with this Registration Statement on Form S-3. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned director on the Registration Statement or any amendments or supplements thereto, and the undersigned hereby ratifies and confirms that all said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of August, 2001

/s/Philip J. Carroll, Jr. Philip J. Carroll, Jr.

POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable Vulcan Materials Company to comply with the Securities Exchange Act of 1933, as amended, and any rules or regulations or requirements of the Securities Exchange Commission in connection with this Registration Statement on Form S-3. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned director on the Registration Statement or any amendments or supplements thereto, and the undersigned hereby ratifies and confirms that all said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of August, 2001

/s/Livio D. DeSimone Livio D. DeSimone

POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable Vulcan Materials Company to comply with the Securities Exchange Act of 1933, as amended, and any rules or regulations or requirements of the Securities Exchange Commission in connection with this Registration Statement on Form S-3. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned director on the Registration Statement or any amendments or supplements thereto, and the undersigned hereby ratifies and confirms that all said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of August, 2001

/s/Phillip W. Farmer Phillip W. Farmer

POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable Vulcan Materials Company to comply with the Securities Exchange Act of 1933, as amended, and any rules or regulations or requirements of the Securities Exchange Commission in connection with this Registration Statement on Form S-3. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned director on the Registration Statement or any amendments or supplements thereto, and the undersigned hereby ratifies and confirms that all said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of August, 2001

/s/H. Allen Franklin H. Allen Franklin

POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable Vulcan Materials Company to comply with the Securities Exchange Act of 1933, as amended, and any rules or regulations or requirements of the Securities Exchange Commission in connection with this Registration Statement on Form S-3. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned director on the Registration Statement or any amendments or supplements thereto, and the undersigned hereby ratifies and confirms that all said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of August, 2001

/s/Donald M. James Donald M. James

POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable Vulcan Materials Company to comply with the Securities Exchange Act of 1933, as amended, and any rules or regulations or requirements of the Securities Exchange Commission in connection with this Registration Statement on Form S-3. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned director on the Registration Statement or any amendments or supplements thereto, and the undersigned hereby ratifies and confirms that all said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of August, 2001

/s/Ann McLaughlin Korologos Ann McLaughlin Korologos

POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable Vulcan Materials Company to comply with the Securities Exchange Act of 1933, as amended, and any rules or regulations or requirements of the Securities Exchange Commission in connection with this Registration Statement on Form S-3. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned director on the Registration Statement or any amendments or supplements thereto, and the undersigned hereby ratifies and confirms that all said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of August, 2001

/s/Douglas J. McGregor Douglas J. McGregor

POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable Vulcan Materials Company to comply with the Securities Exchange Act of 1933, as amended, and any rules or regulations or requirements of the Securities Exchange Commission in connection with this Registration Statement on Form S-3. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned director on the Registration Statement or any amendments or supplements thereto, and the undersigned hereby ratifies and confirms that all said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of August, 2001

/s/James V. Napier James V. Napier

POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable Vulcan Materials Company to comply with the Securities Exchange Act of 1933, as amended, and any rules or regulations or requirements of the Securities Exchange Commission in connection with this Registration Statement on Form S-3. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned director on the Registration Statement or any amendments or supplements thereto, and the undersigned hereby ratifies and confirms that all said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of August, 2001

/s/Donald B. Rice Donald B. Rice

POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable Vulcan Materials Company to comply with the Securities Exchange Act of 1933, as amended, and any rules or regulations or requirements of the Securities Exchange Commission in connection with this Registration Statement on Form S-3. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned director on the Registration Statement or any amendments or supplements thereto, and the undersigned hereby ratifies and confirms that all said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of August, 2001

/s/Orin R. Smith Orin R. Smith